SPORTSMAN'S WAREHOUSE
AMERICA'S PREMIER OUTFITTER

ICR XChange Conference

January 2015


SPORTSMAN'S WAREHOUSE

Forward Looking Statements & Non-GAAP Measures

In this presentation, we will make statements about our future plans and prospects, including statements about our financial position, financial targets, business strategy and store opening pipeline, that constitute forward-looking statements.

Actual results may differ materially from those indicated by these forward looking statements due to risks relating to our retail-based business model, general economic conditions and consumer spending, our concentration of stores in the Western United States, competition in the outdoor activities and sporting goods market, changes in consumer demands, our expansion into new markets and planned growth, current and future government regulations, risks related to our continued retention of our key management, our distribution center, quality or safety concerns about our merchandise, events that may affect our vendors, trade restrictions, and other factors that are set forth in our filings with the Securities and Exchange Commission (the "SEC"), including under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended May 3, 2014, which was filed with the SEC on June 11, 2014 and our other public filings made with the SEC and available at www.sec.gov. These factors should be considered carefully and undue reliance should not be placed on these forward-looking statements. We cannot ensure that actual results will not be materially different from those expressed or implied by these forward-looking statements.

In addition, all forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

In this presentation, we refer to "Adjusted EBITDA," "Adjusted EBITDA margin," "Free Cash Flow," "Adjusted Operating Income," "Adjusted Net Income," and "Adjusted EPS," which are not financial measures prepared in accordance with GAAP. For a reconciliation of these measures to the most directly comparable GAAP financial measure, see the Appendix to this presentation.

As used herein, unless the context otherwise requires, references to "Sportsman's Warehouse," "we," "us," and "our" refer to Sportsman's Warehouse Holdings, Inc. and its subsidiaries.


RIFLE CARTRIDGES
Remington
CORE-LOKT
BROWNING

Our mission is to provide **outdoor enthusiasts, casual users, and first-time participants** with quality brand-name hunting, fishing, camping and shooting merchandise within a convenient shopping environment, serviced by **passionate,** knowledgeable associates, to create a memorable outdoor experience.

Sportsman's Warehouse Overview

- High-growth outdoor sporting goods retailer
- One-stop shopping experience with **the right gear at the right time**
- Tailored merchandise and in-store events to meet local conditions and demand
- Passionate associates, highly knowledgeable about local market conditions
- Largest outdoor specialty store base in the Western US
- Adaptable store model suited to serve small and large markets
- Double-digit Adjusted EBITDA margins for fiscal 2013 in stores that had been open for more than 12 months
- **300+ store opportunity**


SPORTSMAN'S
WAREHOUSE

Key Facts

Year Founded	1986	<u>FY 2013:</u>	
Current Stores(1)	55	**Net Sales**	$643.2 million
States	18	**Gross Profit**	$207.2 million
Store Size (sq. ft.)	30,000 to 65,000	**Adjusted EBITDA**(3)	$70.7 million
Avg. 4-Wall Adj. EBITDA Margin in Year 1(2)	14.3%	***% margin***(3)	11.0%

(1) As of November 1, 2014.
(2) Represents performance of twelve stores opened since 2010 that have been open for a full twelve months. Four-wall Adjusted EBITDA means, for any period, a particular store's Adjusted EBITDA, excluding any allocations of corporate selling, general and administrative expenses allocated to that store. Four-wall Adjusted EBITDA margin means, for any period, a store's four-wall Adjusted EBITDA divided by that store's net sales
(3) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense (benefit), depreciation and amortization, bankruptcy-related expenses (benefit), expenses related to the acquisition of ten stores in fiscal year 2013, start-up costs for our e-commerce platform, non-cash stock based compensation expense, and pre-opening expenses. See Appendix for a reconciliation of Adjusted EBITDA to net income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

Large, Growing and Highly-Fragmented Outdoor Sporting Goods Industry

- Industry size estimated to be in excess of **$50 billion**
- Sportsman's Warehouse is one of a select number of pure play outdoor specialty retailers
- Mom & Pop retailers estimated to represent 65% of industry
- Participation rates are rising across many key demographics, especially among women
- User-driven industry

Market Share – Retail Stores



National Retailers
35%
Mom & Pop
65%

> $50 billion

Increasing Participation

(millions of participants)

Long-term Trends in Outdoor Sporting Goods[1]



+9%
+11%
12.5
13.7
30.0
33.1
Hunting
Fishing
2006
2011

Recent Tailwind from Female Participation[2]



+29%
+27%
2.4
3.1
5.1
6.4
Hunting w/ Firearms
Target Shooting w/ Live Ammunition
2011
2012

(1) U.S. Fish and Wildlife Service, 2011 and 2006 National Surveys.
(2) National Sporting Goods Association, Sports Participation in the United States, 2013 Edition.

NSSF Adjusted NICS


2,200,000
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07
Dec-07
Jun-08
Dec-08
Jun-09
Dec-09
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Actual Checks
Average Monthly CAGR (2005 - 2014) 6.4%

Source: National Shooting Sports Foundation

Unique Customer Value Proposition

	Sportsman's Warehouse	Cabela's	Bass Pro Shops	Gander Mtn.	Mom & Pop
Western Penetration	49 of 55 Stores	17 of 64 stores	8 of 70 stores	2 of 154 stores	NA
Depth of Merchandise Selection	One-stop ~70,000 SKUs	One-stop ~160,000 SKUs	One-stop (NA)	One-stop (NA)	Narrow
Customer Draw	Convenience / Destination	Destination / Entertainment	Destination / Entertainment	Destination / Convenience	Convenience
Box Size (sq. ft)	30k - 65k	40k - 246k	20k - 300k	21k - 123k	NA
Cost to Open New Units	Lower	Higher	Higher	NA	NA
Branded Product Priority / Focus	Higher	Lower	Lower	NA	Similar
Pricing Strategy	Everyday Low Prices	Competitive	Competitive	Competitive	Varies

Source: Company SEC filings and websites. Figures as of January 5, 2015.

300+ Store Opportunity with Attractive Store Economics

SPORTSMAN'S WAREHOUSE — AMERICA'S PREMIER OUTFITTER

Relative White Space(1)



1.6x
1.8x
3.0x
3.0x
3.8x
3.9x
4.5x
5.5x
5.5x
6.8x
ULTA
DICK'S
TUMI
Cabela's
five BELOW
SPROUTS

Low Initial Investment per Store



($ in millions)
Including initial inventory investment
Excluding initial inventory investment
$0.3
$2.5
$2.8
$3.2
$4.4
$15–16
$2.0
$2.2
$2.8
$10–14
$20–24
five BELOW
SPROUTS
FAIRWAY
Cabela's (2) Outpost
Cabela's (2) Next Generation

Average New Store Payback Period (years)



Including initial inventory investment
Excluding initial inventory investment
< 1.0
2.0
2.7
2.5
3.0
3.0–3.5
4.0
< 1.0
2.7
3.2
five BELOW
FAIRWAY Urban
FAIRWAY Suburban
Cabela's (2) Outpost
Cabela's (2) Next Generation

Superior Store-Level ROIC(3) Over Time



Including initial inventory investment
Excluding initial inventory investment
110%*
56%
40%(4)
40%
35–40%*
33%
>35%*
122%
>50%*
37%*
31%*
five BELOW
FAIRWAY
SPROUTS
Cabela's (2) Outpost
Cabela's (2) Next Generation
Years to Achieve
1
1
1
2
3 – 4
3
5
1
1
1

(1) Defined as total store base potential as a multiple of current store count. Data as of January 5, 2015.
(2) Cabela's does not report ROIC inclusive of initial inventory investment or the average amount of its initial inventory investment.
(3) Defined as average pre-tax actual cash-on-cash returns for new stores for the periods indicated. Figures are based on publicly available data. (*) represents a target ROIC.
(4) Represents ROIC during the first twelve months of operations of the twelve stores opened since 2010 that have been open for a full twelve months.

Investment Highlights

1. Differentiated Outdoor Specialty Retail Experience
2. Comprehensive, Locally Relevant Product Assortment and Merchandising Strategy
3. Disciplined and Adaptable Real Estate Strategy
4. Low Cost, High Return Operating Structure with Attractive and Replicable Store Economics
5. Passionate and Experienced Management Team with Proven Track Record

Differentiated Shopping Experience and Engaging and Highly Knowledgeable Sales Associates

- Conveniently Located Stores with Easy-In, Easy-Out Access
- Locally Relevant Features
- Store Layout is Easy to Navigate with Wide Aisles and Clear Signage
- Test Latest Equipment
- Highly Trained and Passionate Employees with Experienced and "Localized" Knowledge


Inventory
Archery
Watersports – 2nd Level
Inventory – 1st Level
Firearms
Hunting
Seasonal Hunting and Fishing/Marine
Fishing
Electronics, Optics and Accessories
Clothing
Camping
Registers
Footwear
Inventory
Offices
Customer Service




FISHING
REPORT



Locally Relevant Merchandising Strategy

- Deep selection of branded merchandise from well-known manufacturers
- **Consumables generate ~35% of unit sales and 20% of dollar sales**
- **Approximately 30% of our products are shielded from internet competition via regulatory restrictions on online sale**
- Locally tailored merchandise mix reflecting seasonal requirements and key demographic and topographical factors
- "Good, Better, Best" product strategy with an emphasis on "Better"
- Competitive, every day low prices
- Our "Blue Room" allows us to partner with our ~1,400 vendors to train all sales associates simultaneously about the unique features of our products





Depth and Breadth of Branded Products Across Our Six Major Departments

FY 2013 Product Breakdown (% of sales)


Footwear 6.6%
Other 2.5%
Clothing 8.8%
Fishing 8.8%
Optics, Electronics & Accessories 9.1%
Camping 12.1%
Hunting and Shooting 52.1%

FY 2013 Net Sales: $643.2 million

Private Label
Less than 2% of sales

Disciplined, Analytics-Driven Real Estate Strategy Maximizes Coverage and Returns

Rigorous Site Selection Process

- Analyze market characteristics and economic viability with local real estate firms and internal committee
  - Density of hunting / fishing license holders
  - Abundance of outdoor recreation areas
- Flexible store model is adaptable to variety of real estate venues
  - Stores may be free-standing or located in power, neighborhood or lifestyle centers
- Low initial capital investment and "no frills" concept provide further flexibility
  - Convenient, easily accessible locations designed for supply replenishment
  - Ability to open multiple stores in local areas within major MSAs
- **All stores are profitable, including near double-digit 4-wall Adjusted EBITDA margins for the trailing twelve months ended November 1, 2014 in all stores that had been open for more than 12 months.**

Profitably Serve Small and Large MSAs with Attractive Economics

Store Distribution

MSA Population Size	Current Sportsman's Warehouse Stores
Less than 100k	13
100k - 250k	13
250k - 500k	7
500k - 1 million	9
1 million or higher	13
Total	**55[1]**

New Store Economics

	Excluding Inventory	Including Inventory
Net Investment	$2.0 million	
Initial Inventory	$2.4 million	
Year 1 ROIC[2]	121.6%	38.7%
Avg. Pre-Tax Payback[2]	< 1 year	< 2.5 years

(1) Total store count as of November 1 2014.
(2) Represents performance of twelve stores opened since 2010 that have been open for a full twelve months.

Opportunities in Existing and New Markets; "First-Mover" in Smaller MSAs, and Fill-In Competitive Markets

Potential to increase store base to more than 300[1] stores nationally; Our low-cost model allows us to operate multiple stores to surround a competitor's single, higher-cost unit, while we continue to satisfy our return hurdles


Existing location
Committed 2015 opening

(1) Per Buxton Company research.

Passionate and Experienced Management Team with Proven Track Record

Name	Position	Years at Sportsman's Warehouse	Background
John Schaefer	Chief Executive Officer	5	■ Directed successful consumer and E-Commerce retail companies including Eastbay, Cornerstone Brands and Team Express ■ Received a BBA in Business Administration from the University of Wisconsin; former CPA
Kevan Talbot	Chief Financial Officer	13	■ Served as the Controller and Vice President of Finance for Sportsman's prior to CFO ■ Began career in audit and business advisory at Arthur Andersen LLP and is a CPA ■ Holds a Bachelor of Science degree and a Master of Accountancy degree from Brigham Young University
Jeremy Sage	Senior Vice President, Stores	14	■ Joined Sportsman's Warehouse as a Store Manager and also worked as a District Manager before assuming the Senior Vice President role
Larry Knight	Senior Vice President, Merchandising	17	■ Has worked in the sporting goods industry for over 24 years, including various positions at Sportsman's Warehouse before assuming the Senior Vice President role ■ Holds a Bachelor of Science degree in Business Administration from Southern Utah University
Karen Seaman	Chief Marketing Officer	5	■ Has worked in the retail field for more than 23 years ■ Holds a bachelor's degree from Western Michigan University and an MBA from University of Dayton
Mike Van Orden	Chief Technology Officer	14	■ Has worked in information technology for over 25 years ■ Holds a Bachelor of Science degree in Business Management from the University of Utah
Matthew French	Vice President, Compliance	18	■ Has worked in the sporting goods industry for over 20 years, including various positions at Sportsman's Warehouse involving management of the hunting department ■ Holds Bachelor of Science degree in Economics from Montana State University
Travis Mann	Vice President, Field Merchandising	15	■ Joined Sportsman's Warehouse as a Hunting Manager and also worked as a store manager ■ Most recently served as District Manager before assuming Vice President role
Steve Coffey	Vice President, Business Development	21	■ Joined Sportsman's as a fishing department buyer and also worked as the Manager of the fishing department of the Midvale, Utah store before assuming the Vice President role ■ Has worked in the merchandising and buying field for over 19 years

Growth Strategy

1. Capitalize on New Store Growth Opportunity Within Existing and New Markets
2. Increase Same Store Sales Growth through In-Store Initiatives
3. Grow the Sportsman's Warehouse Brand
4. Continue to Enhance Operating Margins

Significant White Space Potential

Significant White Space Opportunity

Number of Sportsman's Warehouse stores


26
29
33
47
55
63
8
[300]+
...
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Long-term

Relative White Space(1)


1.6x
1.8x
3.0x
3.0x
3.8x
3.9x
4.5x
5.5x
5.5x
6.8x
ULTA
DICK'S
TUMI

New Store Pipeline

- Eight committed openings in FY 2015 on top of eight new stores in FY 2014
- Plan to grow store base at a rate of 8+ stores annually for the next several years
- Existing infrastructure, including IT, loss prevention and employee training, is scalable to support our growth up to an estimated 100 stores without significant additional capital investment

Source: Company SEC filings, investor presentations, websites and earnings call transcripts; Buxton research

(1) Defined as total store base potential as a multiple of current store count. Store counts/white space estimates as of January 5, 2015.

In-Store Initiatives Driving Same Store Sales Growth

- Increased selling square footage implemented fixturing program in all stores
  - Facilitates roll-out of store-within-a-store clothing programs
- Launch of loyalty card program (Nov. 2013)
- Computerized kiosks to expand in-store assortment
- In-store pickup


Loyalty Card



Columbia


Columbia

carhartt


carhartt

UNDER ARMOUR


UNDER ARMOUR

Grow the Sportsman's Warehouse Brand

Effective "Localized" Advertising

Regional inserts


EXTRAVAGANZA

Billboards


Kenetrek
SPORTSMAN'S WAREHOUSE
Boots
Optics
Camping
GEAR UP HERE
EXIT 10 TURN RIGHT. 2 BLOCKS ON THE RIGHT.

- **Marketing budget is ~1% of sales**

Grass Roots Campaigns


Buzz Ramsey


MOBILE FISHING TANK
SPORTSMAN'S WAREHOUSE


LEUPOLD
IN THE FIELD WEEKEND
October 18th - 20th
Daily Leupold Scope Raffle
Free Laser Engraving On Site
Product Demonstrations
Free Hats
LEUPOLD

In-Store and Off-Site Events



Ladies Night


BAIT CURING
SEMINAR
FEATURING
NATE HUNEMILLER
OWNER OF NATES BAIT

- **Hold ~2,500 events annually**

Digital / E-Commerce Strategy

- **~13 million total visitors** to website during FY 2013
- Numerous product videos and how-to videos available for public viewing

Continue to Enhance our Operating Margins

- **Improve gross margins through**:
  - Expanding higher margin clothing and footwear departments
  - Expanding private label offerings from 2.4% in Q314
  - Improving buying opportunities with vendors
  - Coordinating pricing strategies across stores and buying group
- **Improve Adjusted EBITDA margins by**:
  - Increasing flow-through of higher gross margin products
  - Leveraging existing infrastructure, supply chain, corporate overhead and other fixed costs

Gross Profit and Margin


($ in millions)
$96.3
30.9%
$117.2
31.1%
$162.6
30.9%
$207.2
32.2%
$150.3
32.2%
$153.6
32.4%
FY 2010
FY 2011
FY 2012
FY 2013
FY 2013 (YTD)(2)
FY 2014 (YTD)(2)
Gross Profit
% margin

Adjusted EBITDA(1) and Margin


$17.3
5.6%
$31.5
8.4%
$59.0
11.2%
$70.7
11.0%
$51.5
11.0%
$44.6
9.4%
FY 2010
FY 2011
FY 2012
FY 2013
FY 2013 (YTD)(2)
FY 2014 (YTD)(2)
Adj. EBITDA
% margin

Maximizing flow-through of gross profit to Adjusted EBITDA

(1) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense (benefit), depreciation and amortization, bankruptcy-related expenses (benefit), expenses related to the acquisition of ten stores in fiscal year 2013, start-up costs for our e-commerce platform, non-cash stock based compensation expense, pre-opening expenses and expenses related to bonuses paid as a result of the successful completion of our IPO. See Appendix for a reconciliation of Adjusted EBITDA to net income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

(2) YTD indicates the 39 weeks ended November 2, 2013 or the 39 weeks ended November 1, 2014.

Financial Highlights

Historical Financial Overview

Net Sales and Store Count


($ in millions)
Net Sales
Stores
$311.4
26
$376.6
29
$526.9
33
$643.2
47
$474.4
55
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014 (YTD)(2)

Same Store Sales


(% increase over prior year)
21.0%
13.1%
25.4%
-3.7%
-9.5%
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014 (YTD)(2)

Gross Profit


($ in millions)
$96.3
30.9%
$117.2
31.1%
$162.6
30.9%
$207.2
32.2%
$150.3
32.2%
$153.6
32.4%
FY 2010
FY 2011
FY 2012
FY 2013
FY 2013 (YTD)(2)
FY 2014 (YTD)(2)
Gross Profit
% margin

Adjusted EBITDA(1)


($ in millions)
$17.3
5.6%
$31.5
8.4%
$59.0
11.2%
$70.7
11.0%
$51.5
11.0%
$44.6
9.4%
FY 2010
FY 2011
FY 2012
FY 2013
FY 2013 (YTD)(2)
FY 2014 (YTD)(2)
Adj. EBITDA
% margin

Note: FY 2012 reflects 53 weeks of operations.

(1) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense (benefit), depreciation and amortization, bankruptcy-related expenses (benefit), expenses related to the acquisition of ten stores in fiscal year 2013, start-up costs for our e-commerce platform, non-cash stock based compensation expense, pre-opening expenses and expenses related to bonuses paid as a result of the successful completion of our IPO. See Appendix for a reconciliation of Adjusted EBITDA to net income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

(2) YTD indicates the 39 weeks ended November 2, 2013 or the 39 weeks ended November 1, 2014.

Capitalization, Capital Expenditures and Free Cash Flow

Capitalization

Q3 2014 (Pro Forma) (4)

($ in millions)	11/1/2014	xAdj. EBITDA(2)
Cash and Cash Equivalents	$1.7	
ABL Working Capital Facility	62.9	1.0x
Term loan ($160m)	156.3	2.4x
Total Debt	**$219.2**	**3.4x**

Capital Expenditures



($ in millions)
$6.7
$6.9
$24.9(3)
Acq. Of 10 Stores
DC
$22.8
FY 2011
FY 2012
FY 2013
FY 2014 (YTD)(5)

Free Cash Flow(1)



($ in millions)
$24.9
$52.2
$45.8
FY 2011
FY 2012
FY 2013

(1) Free Cash Flow calculated as Adjusted EBITDA less capital expenditures. See Appendix for a reconciliation of Free Cash Flow to Net Income.
(2) Based on Adj. EBITDA for the 12 months ended 11/1/2014. Total debt ratio may differ from the sum of the components due to rounding.
(3) Includes $4.5 million for fixed assets in connection with the acquisition of our ten previously operated stores in Montana, Oregon and Washington.
(4) Assumes that the December 3, 2014 refinance of our term loan occurred on November 1, 2014.
(5) YTD indicates the 39 weeks ended November 1, 2014.

Long-Term Financial Targets(1)

Unit Growth	>10%
Comparable Store Sales Growth	2 - 3%
Total Revenue Growth	>10%
EBITDA Growth	15%
Net Income Growth	25%

(1) Targets assume a minimum of 10% four-wall Adjusted EBITDA margin and a minimum ROIC of 50% excluding initial inventory costs (or 20% including initial inventory cost) for the first twelve months of operations for a new store.

Appendix: GAAP Reconciliations

Reconciliation of Net Income to Adjusted EBITDA and Free Cash Flow

($ in thousands)	Fiscal Year Ended January 29, 2011	January 28, 2012	February 2, 2013	February 1, 2014
Net Income	**$5,244**	**$33,694**	**$28,074**	**$21,750**
Plus:				
(+) Interest expense	5,676	4,392	6,321	25,447
(+) Income tax expense (benefit)	–	(11,467)	19,076	12,838
(+) Depreciation and amortization	2,488	3,108	3,431	6,277
(+) Stock-based compensation[1]	–	–	–	365
(+) Pre-opening expenses[2]	322	774	1,441	1,653
(+) Bankruptcy-related expenses (benefit)[3]	3,536	919	(263)	55
(+) Acquisition expenses[4]	–	–	959	2,331
(+) E-commerce start-up costs	100	126	–	–
Adjusted EBITDA	**$17,366**	**$31,546**	**$59,039**	**$70,716**
(–) Capital expenditures		6,651	6,856	24,916
Free Cash Flow		**$24,895**	**$52,183**	**$45,800**

(1) Stock-based compensation expense is a non-cash expense related to the issuance of restricted stock units by the Company in November 2013.
(2) Pre-opening expenses include expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but do not include the cost of the initial inventory or capital expenditures required to open a location. For the periods presented, these pre-opening costs were not concentrated in any quarter.
(3) We incurred certain costs related to our restructuring and emergence from Chapter 11 bankruptcy and included a liability as part of the reorganization value at August 14, 2009, the date of emergence from bankruptcy. Bankruptcy-related expenses are those amounts that are greater than the initial estimated restructuring costs, whereas bankruptcy-related benefits are those amounts that are less than the initial estimated costs. They are expensed as incurred.
(4) Acquisition expenses for fiscal year 2013 relate to the costs associated with the acquisition of our ten previously operated stores in Montana, Oregon and Washington. Acquisition expenses for fiscal year 2012 relate to legal and consulting expenses related to potential merger and acquisition activity.

GAAP and Non-GAAP Measures (Unaudited)

	For the Thirteen Weeks Ended		For the Thirty-Nine Weeks Ended	
	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013
Income from operations	$18,625	$16,983	$30,747	$43,649
IPO bonus (1)	-	-	2,200	-
Adjusted income from operations	18,625	16,983	32,947	43,649
Net income	$8,916	$2,222	$10,611	$14,337
IPO bonus (1)	-	-	2,200	-
Less tax benefit related to IPO bonus	-	-	(847)	-
Refinance related costs (2)	-	8,080	-	8,080
Less tax benefit related to refinance related costs	-	(3,200)	-	(3,200)
Adjusted net income	$8,916	$7,102	$11,964	$19,217
Diluted weighted average shares outstanding	41,931	33,229	39,553	33,229
Adjust weighting factor of outstanding shares (3)	-	8,683	2,476	8,683
Adjusted diluted weighted average shares outstanding	41,931	41,912	42,029	41,912
Earnings per share	$0.21	$0.07	$0.27	$0.43
Impact of adjustments to numerator and denominator	-	0.10	0.01	0.03
Adjusted earnings per share	$0.21	$0.17	$0.28	$0.46
Reconciliation of net income (loss) to adjusted EBITDA:				
Net income	$8,916	$2,222	$10,611	$14,337
Interest expense	4,122	13,302	13,487	19,895
Income tax expense	5,587	1,459	6,649	9,417
Depreciation and amortization	2,468	1,929	6,538	4,355
Stock-based compensation expense (4)	522	-	2,780	-
Pre-opening expenses (5)	230	234	2,359	1,071
IPO bonus (1)	-	-	2,200	-
Bankruptcy-related expenses (6)	-	-	-	55
Acquisition expenses (7)	-	7	-	2,331
Adjusted EBITDA	$21,845	$19,153	$44,624	$51,461

GAAP and Non-GAAP Measures (Unaudited) Key Notes and Assumptions

(1) As a result of the completion of our initial public offering and pursuant to the terms of the employment agreements with our executive officers, we paid $2.2 million in bonuses to our executive officers.

(2) Refinance related costs are one time expenses associated with the prepayment penalty and write off of the issuance discount and other deferred financing costs associated with the August 20, 2013 refinance of the Company's term loan.

(3) Assumes our IPO was effective as of February 3, 2013, the first day of our fiscal year 2013.

(4) Stock-based compensation expense represents non-cash expenses related to equity instruments granted to employees under our 2013 Performance Incentive Plan.

(5) Pre-opening expenses include expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but do not include the cost of the initial inventory or capital expenditures required to open a location.

(6) On March 21, 2009, Sportsman's Warehouse Holdings, Inc. and its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code, seeking to reorganize the business under the provisions of the Bankruptcy Code. The plan of reorganization under the Bankruptcy Code was confirmed by the United States Bankruptcy Court for the District of Delaware on July 30, 2009 and became effective when all material conditions of the plan of reorganization were satisfied on August 14, 2009. We incurred certain costs related to our restructuring and emergence from Chapter 11 bankruptcy and included a liability as part of the reorganization value at August 14, 2009, the date of emergence from bankruptcy. Bankruptcy-related expenses are those amounts that are greater than the initial estimated restructuring costs, whereas bankruptcy-related benefits are those amounts that are less than the initial estimated costs. They are expensed as incurred.

(7) Acquisition expenses for the 39 and 13 weeks ended November 2, 2013 relate to the costs associated with the acquisition in March 2013 of our ten previously operated stores in Montana, Oregon and Washington.